UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2004 providing for the issuance of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-29              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1 pursuant to the terms of the Trust Agreement, dated as of April 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

     On August 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Trust 2004-CW1
Mortgage Pass-Through Certificates Series 2004-CW1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: September 1, 2004        By: /s/  Mary Fonti
                          --------------------------------------------
                          Mary Fonti
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         August 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2004


                              GSAA Trust 2004-CW1
                         Statement To Certificateholders
                                  August 25, 2004
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-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA_1       16,718,000.00    16,660,857.27       460,604.82       76,362.26      536,967.08   0.00         0.00      16,200,252.45
IIA_1     100,000,000.00    84,108,382.51     4,536,869.01      420,541.91    4,957,410.92   0.00         0.00      79,571,513.50
IIA_2     102,068,000.00    83,464,001.23     5,311,221.81      417,320.01    5,728,541.82   0.00         0.00      78,152,779.42
IIA_3      15,000,000.00    15,000,000.00             0.00       75,000.00       75,000.00   0.00         0.00      15,000,000.00
A_P           190,424.00       189,759.20           225.71            0.00          225.71   0.00         0.00         189,533.49
B1          8,629,000.00     8,605,406.12         8,140.47       42,768.05       50,908.52   0.00         0.00       8,597,265.65
B2          2,626,000.00     2,618,819.85         2,477.33       13,015.29       15,492.62   0.00         0.00       2,616,342.52
B3          1,751,000.00     1,746,212.32         1,651.87        8,678.51       10,330.38   0.00         0.00       1,744,560.45
B4          1,376,000.00     1,372,237.67         1,298.10        6,819.89        8,117.99   0.00         0.00       1,370,939.57
B5            875,000.00       872,607.53           825.46        4,336.78        5,162.24   0.00         0.00         871,782.07
B6            875,953.00       873,557.92           826.36        4,341.50        5,167.86   0.00         0.00         872,731.56
R                   0.00             0.00             0.00            0.00            0.00   0.00         0.00               0.00
TOTALS    250,109,377.00   215,511,841.62    10,324,140.94    1,069,184.20   11,393,325.14   0.00         0.00     205,187,700.68
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Notional                                                       Realized      Deferred     Notional
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A_X        23,934,320.00    19,068,627.28             0.00      103,288.40      103,288.40   0.00         0.00       17,722,134.39
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA_1      36228FT48     996.58196375   27.55143079      4.56766719     32.11909798     969.03053296       IA_1       5.500000 %
IIA_1     36228FT55     841.08382510   45.36869010      4.20541910     49.57410920     795.71513500       IIA_1      6.000000 %
IIA_2     36228FT63     817.72936895   52.03611132      4.08864688     56.12475820     765.69325763       IIA_2      6.000000 %
IIA_3     36228FV45   1,000.00000000    0.00000000      5.00000000      5.00000000   1,000.00000000       IIA_3      6.000000 %
A_P       36228FT71     996.50884342    1.18530227      0.00000000      1.18530227     995.32354115       A_P        0.000000 %
B1        36228FT97     997.26574574    0.94338510      4.95631591      5.89970101     996.32236064       B1         5.963887 %
B2        36228FU20     997.26574638    0.94338538      4.95631759      5.89970297     996.32236101       B2         5.963887 %
B3        36228FU38     997.26574529    0.94338664      4.95631639      5.89970303     996.32235865       B3         5.963887 %
B4        36228FV52     997.26574855    0.94338663      4.95631541      5.89970203     996.32236192       B4         5.963887 %
B5        36228FV60     997.26574857    0.94338286      4.95632000      5.89970286     996.32236571       B5         5.963887 %
B6        36228FV78     997.26574371    0.94338395      4.95631615      5.89970010     996.32235976       B6         5.963887 %
TOTALS                  861.67037880   41.27850408      4.27486651     45.55337060     820.39187471
---------------------------------------------------------------------------------------------------    ---------------------------
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP          Notional         Principal       Interest       Total         Notional                   Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A_X      36228FT89      796.70645667    0.00000000      4.31549340      4.31549340     740.44862733      A_X         6.500000 %
---------------------------------------------------------------------------------------------------    --------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                 17,550,551.49
                                        Group 2 Mortgage Loans                                                187,637,149.28

Sec. 4.01(iii)  Available Distribution                                                                         11,496,613.58
                                        Aggregate Principal Distribution Amount                                10,324,140.93
                                        Principal Prepayment Amount                                            10,119,845.41

Sec. 4.01(v)    Unscheduled Principal By Group
                                        Group 1                                                                   442,229.46
                                        Group 2                                                                 9,677,615.95

Sec. 4.01(f)    Interest Payment
                                        Class IA-1
                                                              Accrued and Paid for Current Month                   76,362.26
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class IIA-1
                                                              Accrued and Paid for Current Month                  420,541.91
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class IIA-2
                                                              Accrued and Paid for Current Month                  417,320.01
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class IIA-3
                                                              Accrued and Paid for Current Month                   75,000.00
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                  103,288.40
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                   42,768.05
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                   13,015.29
                                                              Accrued and Paid from Prior Months                        0.00

                                        Class B3
                                                              Accrued and Paid for Current Month                    8,678.51
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                    6,819.89
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                    4,336.78
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                    4,341.50
                                                              Accrued and Paid from Prior Months                        0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                          44,898.30

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                             456
                                        Balance of Outstanding Mortgage Loans                                 205,187,700.77

Sec. 4.01(l)                               Number and Balance of Delinquent Loans
                                            Group Totals
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           0-29 days                       0                     0.00                  0.00 %
                                           30-59 days                      7             2,870,162.39                  1.40 %
                                           60-89 days                      2               884,666.17                  0.43 %
                                           90-119 days                     0                     0.00                  0.00 %
                                           120+days                        0                     0.00                  0.00 %
                                            Total                          9             3,754,828.56                  1.83 %


Sec. 4.01(l)                               Number and Balance of REO Loans
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %


Sec. 4.01(l)                               Number and Balance of Loans in Bankruptcy
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      1              333,690.09                  0.16 %

Sec. 4.01(m)                               Number and Balance of Loans in Foreclosure


                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      4            1,588,127.65                  0.77 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                    204,295.52
                                                              Payoffs                                             10,098,999.68
                                                              Prepayments                                             20,845.73
                                                              Liquidation Proceeds                                         0.00
                                                              Condemnation Proceeds                                        0.00
                                                              Insurance Proceeds                                           0.00
                                                              Realized Losses                                              0.00

                                                              Realized Losses Group 1                                      0.00
                                                              Realized Losses Group 2                                      0.00
                                                              Realized Gains                                               0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                     0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                         0.00
                                                              Class IA-1                                                   0.00
                                                              Class IIA-1                                                  0.00
                                                              Class IIA-2                                                  0.00
                                                              Class IIA-3                                                  0.00
                                                              Class B1                                                     0.00
                                                              Class B2                                                     0.00
                                                              Class B3                                                     0.00
                                                              Class B4                                                     0.00
                                                              Class B5                                                     0.00
                                                              Class B6                                                     0.00
                                                              Class A-X                                                    0.00
Sec. 4.01(s) Group I
                                        Senior Percentage I                                                           93.4800 %
                                        Senior Prepayment Percentage I                                               100.0000 %

                                        Subordinate Percentage I                                                       6.5200 %
                                        Subordinate Prepayment Percentage I                                            0.0000 %

Sec. 4.01(s) Group II
                                        Senior Percentage II                                                          92.4421 %
                                        Senior Prepayment Percentage II                                              100.0000 %

                                        Subordinate Percentage II                                                      7.5579 %
                                        Subordinate Prepayment Percentage II                                           0.0000 %

Aggregate
                                        Scheduled Principal                                                          204,295.52
                                        Unscheduled Principal                                                     10,119,848.77
                                        Beginning Balance                                                        215,511,841.71
                                        Ending Balance                                                           205,187,700.77
                                        Net Wac                                                                         6.52849
                                        Weighted Averge Maturity                                                         349.00

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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